Property and Equipment	12 Months Ended
Dec. 31, 2022
Property and Equipment
Property and Equipment

7.        Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over estimated useful lives ranging generally from three to eight years. Expenditures for maintenance and repairs are charged to expense as incurred.

Property and equipment consisted of the following at:

	December 31,	December 31,
	2022	2021
Lab equipment	$18,060,058	$3,178,855
Leasehold improvements	2,486,329	22,563
Construction-in-process	2,053,335	309,620
Computers	502,084	85,071
Furniture and fixtures	245,770	66,106
Vehicles	44,562	—
Total	23,392,138	3,662,215
Accumulated depreciation	(2,953,617)	(1,503,736)
Property and equipment, net	$20,438,521	$2,158,479

Depreciation expense totaled $1.8 million and $0.4 million for the years ended December 31, 2022 and 2021, respectively.